EXHIBIT 99
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Certification of Chief Executive Officer and Chief Financial Officer Pursuant
 to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the Quarterly Report of Synreal Services Corp. (Registrant)
on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I,
Brian Chelin, Chief Executive Officer and Chief Financial Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  May 13, 2003           /s/ Brian Chelin
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                              Brian Chelin, Chief Executive Officer and
                              Chief Financial Officer of Synreal
                              Services Corp.